UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

DelMar Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

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DelMar Pharmaceuticals, Inc.

Suite 720-999 West Broadway

Vancouver, British Columbia, Canada V5Z 1K5

May 14, 2019

Dear Stockholder:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders of DelMar Pharmaceuticals, Inc., or the Annual Meeting, which will be held on Wednesday, June 26, 2019 at 9:00 a.m., local time, at Blake, Cassels & Graydon, LLP, 595 Burrard Street, Suite 2600 in Vancouver, British Columbia, Canada for the following purposes:

●	to elect six directors to the Board of Directors to hold office for the following year until their successors are elected;

●	to consider and adopt an amendment to our articles of incorporation, as amended, to increase the number of authorized shares of common stock to 95,000,000 shares;

●	to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for our fiscal year ending June 30, 2019; and

●	to transact any other business that may properly come before the meeting or any adjournment thereof.

Please complete, sign and return the proxy card whether or not you plan to attend the Annual Meeting. Alternatively, you may vote online at http://www.proxyandprinting.com/dmpi. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person (provided you follow the revocation procedures described in the accompanying proxy statement) at the Annual Meeting but will assure that your vote is counted if you cannot attend.

On behalf of the Board of Directors and the employees of DelMar Pharmaceuticals, Inc. we thank you for your continued support and look forward to seeing you at the Annual Meeting.

By:	/s/ Saiid Zarrabian
Saiid Zarrabian
President and Chief Executive Officer

   If you have any questions or require any assistance in voting your shares, please call:

Alliance Advisors LLC

200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003

855-600-2576

Notice of Annual Meeting of Stockholders

Date:	June 26, 2019
Time:	9:00 a.m., Local Time
Place:	Blake, Cassels & Graydon, LLP, 595 Burrard Street, Suite 2600 in Vancouver, British Columbia, Canada

At our 2019 Annual Meeting, we will ask you:

1.	To elect six directors to the Board of Directors to hold office for the following year until their successors are elected;

2.	To consider and adopt an amendment to our articles of incorporation, as amended, to increase the number of authorized shares of common stock to 95,000,000 shares;

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for our fiscal year ending June 30, 2019; and

4.	To transact any other business as may properly come before the meeting or any adjournment thereof.

You may vote at the Annual Meeting (or any adjournment or postponement of the Annual Meeting) if you were a stockholder of DelMar Pharmaceuticals, Inc. at the close of business on May 2, 2019, or the Record Date. Only stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors,

By:	/s/ Scott Praill
Scott Praill
Secretary

Vancouver, British Columbia, Canada

May 14, 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 26, 2019: The Company's Proxy Statement for the 2019 Annual Meeting of Stockholders and the Annual Report to Stockholders for the fiscal year ended June 30, 2018, are available at http://www.viewproxy.com/delmarpharma/2019

You are cordially invited to attend the Annual Meeting. To be sure your vote is counted and assure a quorum is present, it is important that you vote your shares regardless of the number of shares you own. The Board of Directors urges you to vote over the Internet by going to http://www.AALvote.com/dmpi or by telephone by calling (866) 804-9616 or to sign, date and mark the proxy card promptly and return it to DelMar. Voting over the Internet or by telephone or by returning the proxy card will not prevent you from voting in person if you attend the Annual Meeting. Under Securities and Exchange Commission rules, we are providing access to our proxy materials both by sending you this full set of proxy materials, and by notifying you of the availability of our proxy materials on the Internet.

THE MEETING

General

DelMar Pharmaceuticals, Inc., or DelMar, is a Nevada corporation. As used in this proxy statement, “we,” “us,” “our” and the “Company” refer to DelMar. The term “Annual Meeting” as used in this proxy statement refers to the 2019 Annual Meeting of Stockholders and includes any adjournment or postponement of the Annual Meeting.

Pursuant to Securities and Exchange Commission rules, we are providing access to our proxy materials both by sending you this full set of proxy materials, and by notifying you of the availability of our proxy materials online at http://www.viewproxy.com/delmarpharma/2019, where you can access our Proxy Statement for the 2019 Annual Meeting, our Annual Report for the fiscal year ended June 30, 2018 and proxy card. In addition, our proxy materials provide instructions on how you may request to receive, at no charge, all future proxy materials in printed form by mail or electronically by email. Your election to receive proxy materials by mail or email will remain in effect until you revoke it. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to stockholders and will reduce the impact of our annual meetings on the environment.

The Board of Directors (the “Board”) is soliciting your proxy to vote at the Annual Meeting. This proxy statement summarizes the information you will need to know to cast an informed vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. You may simply complete, sign and return the proxy card and your votes will be cast for you at the Annual Meeting or you may vote online at http://www.AALvote.com/dmpi. This process is described below in the section entitled “Voting Rights.”

This proxy statement and the Notice of Annual Meeting are dated May 14, 2019. If you owned shares of common stock, or Series B Preferred Stock of DelMar or were a holder of exchangeable shares (the “Exchangeable Shares”) of 0959456 B.C. Ltd., a wholly-owned subsidiary of DelMar (“Exchangeco”), at the close of business on May 2, 2019, the Record Date, you are entitled to vote at the Annual Meeting, as set out below. On the Record Date, there were 26,112,565 shares of common stock, one share of the Special Voting Preferred Stock, and 841,113 shares of Series B Preferred Stock of DelMar outstanding.

Each share of common stock is entitled to one vote per share. Each share of Series B Preferred Stock is convertible into 2.5 shares of common stock and entitles its holder to vote with the common stock on an as-converted basis. As of the Record Date, we had outstanding shares of Series B Preferred Stock that are convertible into approximately 2,102,792 shares of common stock. The holder of the share of Special Voting Preferred Stock is entitled to cast the number of votes equal to the number of Exchangeable Shares of Exchangeco outstanding as of the Record Date (i) that are not owned by DelMar or any affiliated companies and (ii) as to which the holder of the Special Voting Preferred Stock has received voting instructions from the holders of such Exchangeable Shares in accordance with the Voting and Exchange Trust Agreement entered into by and among DelMar, 0959454 B.C. Ltd. (“Callco”), Exchangeco and Computershare Trust Company of Canada. The Special Voting Preferred Stock entitles its holder to vote as a single class with the common stock. As of the Record Date, there were Exchangeable Shares of Exchangeco exchangeable for 90,625 shares of common stock of DelMar.

Purpose Of Annual Meeting

At the Annual Meeting, you will be asked to vote:

●	to elect six directors, to hold office for the following year until their successors are elected;

●	to consider and adopt an amendment to our articles of incorporation, as amended (the “Articles of Incorporation”), to increase the number of authorized shares of common stock to 95,000,000 shares;

●	to ratify the appointment of Ernst & Young LLP as DelMar’s independent registered accounting firm for the fiscal year ending June 30, 2019; and

●	to transact any other business that may properly come before the Annual Meeting.

The Annual Meeting will be held on June 26, 2019 at 9:00 a.m., local time, at Blake, Cassels & Graydon, LLP, 595 Burrard Street, Suite 2600 in Vancouver, British Columbia, Canada. If you need to obtain directions to the Annual Meeting, please contact Scott Praill, at spraill@delmarpharma.com.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. A quorum is defined in DelMar’s bylaws, as amended, or the Bylaws, as two persons being shareholders of DelMar that are present, or represented by proxy. We will include proxies marked as abstentions and broker non-votes to determine the number of shares present at the Annual Meeting.

Voting Rights

Holders of DelMar’s common stock are entitled to one vote at the Annual Meeting for each share of the common stock that he or she owned as of record at the close of business on May 2, 2019 (the “Record Date”).

Holders of DelMar’s Series B Preferred Stock are entitled to vote on an as converted basis. Each share of Series B Preferred Stock is convertible into 2.5 shares of common stock, and accordingly holders of DelMar’s Series B Preferred Stock are entitled to 2.5 votes for each share of Series B Preferred Stock that he or she owned as of the Record Date.

The holder of DelMar’s Special Voting Preferred Stock is entitled to cast the number of votes equal to the number of Exchangeable Shares of Exchangeco outstanding as of the Record Date (i) that are not owned by DelMar or any affiliated companies and (ii) as to which the holder of the Special Voting Preferred Stock has received voting instructions from the holders of such Exchangeable Shares in accordance with the Voting and Exchange Trust Agreement entered into by and among DelMar, Callco, Exchangeco and Computershare Trust Company of Canada. As of the Record Date, there were Exchangeable Shares of Exchangeco exchangeable for 90,625 shares of common stock.

The number of shares you own (and may vote) is listed on your proxy card.

You may vote your shares at the Annual Meeting in person, over the Internet or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot, which we will provide to you at the Annual Meeting. If your shares are not registered in your own name, you will need appropriate documentation from your stockholder of record to vote in person at the Annual Meeting. Examples of such documentation include a broker’s statement, letter or other document that will confirm your ownership of shares of DelMar.

To vote over the Internet, you must go to http://www.AALvote.com/dmpi. To vote by proxy, complete, sign and return the proxy card in the enclosed postage-paid envelope. If you properly complete your proxy card and send it to us in time to vote, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares FOR the Board’s nominees for director, FOR the adoption of an amendment to our Articles of Incorporation, and FOR the ratification of the appointment of our independent registered public accounting firm and, in the discretion of the proxy holders, on any other matters that properly come before the meeting. If any other matter is presented, your proxy will vote your shares as a majority of the Board determines. As of the date of this proxy statement, we know of no other matters that may be presented at the Annual Meeting, other than those listed in the Notice of the Annual Meeting.

If you hold your shares through a bank, brokerage firm or other nominee, you should vote your shares in accordance with the steps required by such bank, brokerage firm or other nominee.

 Vote Required

Assuming that a quorum is present, the following votes will be required to approve each proposal:

With respect to the first proposal (election of directors), directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote on the election of directors. The director nominees who receive the greatest number of votes at the Annual Meeting (up to the total number of directors to be elected) will be elected. As a result, abstentions and “broker non-votes” (see below), if any, will not affect the outcome of the vote on Proposal 1. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. You may not vote your shares cumulatively for the election of directors.

With respect to the proposal to adopt an amendment to our Articles of Incorporation to increase the number of shares of authorized common stock, the affirmative vote of a majority of the eligible shares held by the stockholders entitled to vote in person or by proxy is required to approve this proposal. As a result, abstentions, “broker non-votes” (see below), if any, and any other failure to submit a proxy or vote in person at the meeting will have the same effect as a vote AGAINST Proposal 2.

With respect to the proposal to ratify the appointment of Ernst & Young LLP and approval of any other matter that may properly come before the Annual Meeting, the affirmative vote of a majority of all of the votes cast, is required to approve these proposals. As a result, abstentions, “broker non-votes” (see below), if any, and any other failure to submit a proxy or vote in person at the meeting, will not affect the outcome of the vote of Proposal 3.

You will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the meeting.

The Board has determined that a vote in favor of the foregoing proposals is in the best interests of DelMar and its stockholders and unanimously recommends a vote FOR the Board’s nominees for director, FOR the adoption of an amendment to our Articles of Incorporation, and FOR the ratification of the appointment of our independent registered public accounting firm and, in the discretion of the proxy holders, on any other matters that properly come before the meeting.

Broker Non-Votes

Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange (the exchange that makes such determinations), but are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. A broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the matter being considered and has not received instructions from the beneficial owner. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares. If the New York Stock Exchange determines Proposal 2 to be “non-routine,” a failure to vote, or to instruct your broker how to vote any shares held for you in your broker’s names will have the same effect as a vote against Proposal 2, but will have no effect with respect to Proposal 1 and Proposal 3.

 The Board of Directors is not aware of any other matters to be presented for action at the meeting, but if other matters are properly brought before the meeting, shares represented by properly completed proxies received by mail, telephone or the Internet will be voted in accordance with the judgment of the persons named as proxies.

Changing Your Vote after Voting over the Internet or Revoking Your Proxy

You may change your vote by voting in person at the Annual Meeting even if you previously voted over the Internet. Alternatively, you may change your vote by contacting Alliance Advisors by e-mail at aosenenko@allianceadvisors.com or by phone at 866-804-9616, or re-voting over the Internet following the instructions provided.

You may revoke your proxy at any time before it is exercised by:

●	filing with our Secretary, a letter revoking the proxy;

●	submitting another signed proxy with a later date; or

●	attending the Annual Meeting and voting in person, provided you file a written revocation with the Secretary of the Annual Meeting prior to the voting of such proxy.

If your shares are not registered in your own name, you will need appropriate documentation from your stockholder of record to vote in person at the Annual Meeting. Examples of such documentation include a broker’s statement, letter or other document that will confirm your ownership of shares of DelMar.

Solicitation of Proxies

DelMar will pay the costs of soliciting proxies from its stockholders, directors, officers or employees of DelMar may solicit proxies by mail, telephone or other forms of communication. We will also reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

DelMar has also retained Alliance Advisors LLC to assist it in the solicitation of proxies. Alliance Advisors LLC will solicit proxies on behalf of DelMar from individuals, brokers, bank nominees and other institutional holders in the same manner described above. The fees that will be paid to Alliance Advisors LLC are anticipated to be approximately $9,000, and we will reimburse their out-of-pocket expenses. DelMar has also agreed to indemnify Alliance Advisors against certain claims.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of May 2, 2019 with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five (5%) percent; (ii) each of the Company’s Named Executive Officers and directors; and (iii) the Company’s directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

Name of Beneficial Owner(1)	Common Stock Beneficially Owned		Percentage of Common Stock(2)
Directors and Officers:
Saiid Zarrabian	453,956	(3)	1.7%
Dennis Brown, PhD	898,310	(4)	3.4%
Scott Praill	244,044	(5)	*
Robert E. Hoffman	35,331	(6)	*
John K. Bell	196,042	(7)	*
Robert J. Toth, Jr.	89,320	(8)	*
Lynda Cranston	80,368	(9)	*
Napoleone Ferrara, MD	23,331	(10)	*
All officers and directors as a group (8 persons)	2,020,702		7.7%
Jeffrey Bacha	1,040,625	(11)	4.0%

*	Less than 1%

(1)	Except as otherwise indicated, the address of each beneficial owner is c/o DelMar Pharmaceuticals, Inc., Suite 720 – 999 West Broadway, Vancouver, British Columbia, Canada V5Z 1K5.

(2)	Applicable percentage ownership is based on 26,112,565 shares of common stock outstanding as of May 2, 2019, together with securities exercisable or convertible into shares of common stock within 60 days of May 2, 2019 for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of May 2, 2018 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(3)	Includes 393,056 shares issuable upon the exercise of vested stock options.
(4)	Includes 537,500 shares held by Valent Technologies, LLC, 197,800 shares issuable upon exercise of vested stock options, 21,250 shares issuable upon exercise of warrants held by Dr. Brown, and 7,500 shares issuable upon the conversion of Series B Preferred Stock.
(5)	Includes 148,537 shares issuable upon exercise of vested stock options, 12,500 shares issuable upon exercise of warrants and 9,375 shares upon the conversion of Series B Preferred Stock.
(6)	Includes 35,331 shares issuable upon exercise of vested stock options.
(7)	Includes 95,865 shares owned by Onbelay Capital, Inc., 12,500 shares issuable upon exercise of warrants held by Onbelay Capital, Inc., 74,331 shares issuable upon exercise of vested stock options, and 12,500 shares issuable upon the conversion of Series B Preferred Stock held by Onbelay Capital, Inc.
(8)	Includes 74,331 shares issuable upon exercise of vested stock options and 3,250 shares issuable upon the conversion of Series B Preferred Stock.
(9)	Includes 74,331 shares issuable upon exercise of vested options and 3,125 shares issuable upon the conversion of Series B Preferred Stock.
(10)	Includes 23,331 shares issuable upon exercise of vested stock options
(11)	Includes 6,250 shares issuable upon exchange of Exchangeable Shares held in trust, 218,600 shares issuable upon exercise of vested stock options, 15,000 shares issuable upon exercise of warrants, and 7,813 shares issuable upon the conversion of Series B Preferred Stock.

_____________________

PROPOSAL 1

ELECTION OF DIRECTORS

 _____________________

Our Board is currently composed of six directors. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors or by the sole remaining director. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that director for which the vacancy was created and until the director’s successor is duly elected and qualified.

Each of the nominees listed below is an incumbent director. If elected at the Annual Meeting, each of these nominees would serve until the next annual meeting and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Abstentions and broker non-votes will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the six nominees named below. The director nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six director nominees named below. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Nominees for Election Until the Next Annual Meeting

The following table sets forth the name, age, position and tenure of each of the nominees at the 2019 Annual Meeting:

Name	Age	Position(s) Held With DelMar	Director Since

Robert E. Hoffman	53	Chairman of the Board	2018

Saiid Zarrabian	66	President, Chief Executive Officer and Director	2017

John K. Bell, FCPA, CPA	72	Director	2013

Lynda Cranston, BScN, MScN, ICD.D	71	Director	2015

Napoleone Ferrara	62	Director	2018

Robert J. Toth, Jr., MBA	55	Director	2013

The following includes a brief biography of each of the nominees standing for election to the Board of Directors at the Annual Meeting, based on information furnished to us by each director nominee, with each biography including information regarding the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that the applicable nominee should serve as a member of our Board of Directors.

Robert E. Hoffman has served as our director since April 11, 2018 and as our Chairman since June 2, 2018. He has served as a member of Kura Oncology, Inc.’s Board of Directors since March 2015. Mr. Hoffman has served as Senior Vice President and Chief Financial Officer of Heron Therapeutics, Inc., a publicly-held pharmaceutical company since April 2017. Prior to joining Heron Therapeutics, Inc., Mr. Hoffman served as Executive Vice President and Chief Financial Officer of Innovus Pharmaceuticals, Inc., a publicly-held pharmaceutical company, from September 2016 to April 2017. From July 2015 to September 2016, Mr. Hoffman served as Chief Financial Officer of AnaptysBio, Inc., a publicly-held biotechnology company. From June 2012 to July 2015, Mr. Hoffman served as the Senior Vice President, Finance and Chief Financial Officer of Arena Pharmaceuticals, Inc., or Arena, a publicly-held biopharmaceutical company. From August 2011 to June 2012 and previously from December 2005 to March 2011, he served as Arena’s Vice President, Finance and Chief Financial Officer and in a number of various roles of increasing responsibility from 1997 to December 2005. From March 2011 to August 2011, Mr. Hoffman served as Chief Financial Officer for Polaris Group, a biopharmaceutical drug company. Mr. Hoffman formerly served as a member of the Board of Directors of CombiMatrix Corporation, a molecular diagnostics company, and MabVax Therapeutics Holdings, Inc., a biopharmaceutical company. Mr. Hoffman serves as a member of the Financial Accounting Standards Board’s Small Business Advisory Committee and the steering committee of the Association of Bioscience Financial Officers. Mr. Hoffman formerly served as a director and President, of the San Diego Chapter of Financial Executives International. Mr. Hoffman holds a B.B.A. from St. Bonaventure University, and is licensed as a C.P.A. (inactive) in the State of California. Mr. Hoffman’s financial and executive business experience qualifies him to serve on our Board of Directors.

Saiid Zarrabian has served as our director since July 7, 2017, Chief Executive Officer since November 3, 2017, and President since January 1, 2018. From 2014 to 2015 he operated a private personal business. Since October 2016, Mr. Zarrabian has served as an advisor to Redline Capital Partners, S.A., a Luxembourg based investment firm. From 2012 to 2014 he served as Chairman and member of the Board of La Jolla Pharmaceutical Company during which time the company transitioned from an OTC listed company to a NASDAQ listed company. From 2012 to 2013 he served as President of the Protein Production Division of Intrexon Corporation, a synthetic biology company. He has also previously served as CEO and member of the Board of Cyntellect, Inc., a stem cell processing and visualization Instrumentation company until its sale in 2012, as President and COO of Senomyx, Inc., a company focused on discovery and commercialization of new flavor ingredients, and as COO of Pharmacopeia, Inc., a former publicly-traded provider of combinatorial chemistry discovery services and compounds, where he also served as President & COO of its MSI Division. In addition, Mr. Zarrabian has served on numerous private and public company boards, including at Immune Therapeutics, Inc., Exemplar Pharma, LLC, Ambit Biosciences Corporation, eMolecules, Inc., and Penwest Pharmaceuticals CO. His other experience includes COO at Molecular Simulations, COO of Symbolics, Inc., and as R&D Director at Computervision, Inc. Mr. Zarrabian’s business executive knowledge and experience qualify him to serve on our Board of Directors.

John K. Bell, FCPA, FCA, ICD.D has served as our director since February 11, 2013 and serves as the Chair of the Audit Committee. Mr. Bell is Chairman of Onbelay Capital Inc., a Canadian based private equity company. Prior to that, from 1996 to 2005, Mr. Bell was CEO and owner of Polymer Technologies Inc., an automotive parts manufacturer. Prior to that, from 1977 to 1995, Mr. Bell was founder and owner of Shred-Tech Limited a global manufacturer and supplier of industrial shredders and mobile document shredders. Mr. Bell served as interim CEO and director of ATS Automation Tooling Systems (TSX-ATA) in 2007. Mr. Bell was a director of Strongco Corporation (TSX-SQP) from 2008 to 2019 and the Royal Canadian Mint (TSX-MNT) from 2009 to 2018. Mr. Bell is a director of Canopy Growth Corp. (TSX-WEED) and Canopy Rivers Inc. (TSX-RIV) and Mr. Bell also serves as a member of the audit committee of Canopy Rivers Inc.. Mr. Bell is the past National secretary and board member of The Crohns and Colitis Foundation of Canada. Mr. Bell is also the past Chairman of Waterloo Regional Police, Cambridge Memorial Hospital, Canada’s Technology Triangle accelerator network and The Region of Waterloo prosperity counsel. Mr. Bell is a graduate of Western University Ivey School of Business, a Fellow of the institute of Chartered Accountants of Ontario, a graduate of the Institute of Directors Program of Canada and the owner’s president program at Harvard and International marketing program at Oxford. Mr. Bell’s financial and executive business experience qualifies him to serve on our Board of Directors.

Lynda Cranston BScN, MScN, ICD.D has served as our director since February 5, 2015 and serves as the Chair of our Nominating and Corporate Governance Committee. Mrs. Cranston comes to the Board with over 20 years of experience at the CEO level in healthcare. She is presently Chair of the British Columbia Rapid Transit Company. She previously was, from 2014 to 2016, the National Chair of the Gastrointestinal Association of Canada. In 2013 she retired from the healthcare industry and her last appointment prior to her retirement was as the first CEO of the British Columbia Provincial Health Services Authority (2002 to 2013). From 1998-2001, Mrs. Cranston had been the first CEO of the Canadian Blood Services in Ottawa, ON. Before moving to Ottawa, Mrs. Cranston, as the CEO of B.C. Women’s Hospital and Healthcare Centre had merged the organization with the BC Children’s Hospital and the Sunny Hill Health Centre for Children to become the Children’s and Women’s Healthcare Centre of BC. Following the merger Mrs. Cranston became the first CEO. In 2013, Mrs. Cranston was identified as a member of Diversity 50 by the Canadian Board Diversity Council as being one of Canada’s most board ready candidates. Mrs. Cranston was awarded the Board Chair Award of Excellence by the HealthCare Leaders; Association of British Columbia in 2008. In 2007, she was inducted into Canada’s Most Powerful Women Top 100 Hall of Fame after having been identified in ’04, ’05 & ’06 as one of Canada’s Most Powerful Women Top 100. Mrs. Cranston is a recipient of the YWCA Women of Distinction Award, the 125th Anniversary of the Confederation of Canada Commemorative Medal for community contributions, and the Queen’s Golden Jubilee Medal for contribution to Canada and community. Mrs. Cranston is a graduate of the University of Ottawa and the University of Western Ontario. Mrs. Cranston’s healthcare industry and executive knowledge and experience qualify her to serve on our Board of Directors.

Napoleone Ferrara, MD, has served as our director since June 22, 2018. Since January 2013 he has served as a professor of pathology and since July 2014 as an adjunct professor of ophthalmology and pharmacology at the University of California, San Diego. Previously, Dr. Ferrara held increasingly senior positions at Genentech, Inc., over a 24-year period, including fellow, staff scientist and senior scientist. He is a pioneer in the study of angiogenesis biology and identification of its regulators. Dr. Ferrara’s lab is responsible for discovering the isolation and cDNA cloning of VEGF and demonstrated that VEGF was a major mediator of tumor angiogenesis leading to the development of Avastin® (bevacizumab). Additionally, his lab’s studies led to the clinical development of an anti-VEGF antibody fragment, Lucentis® (ranibizumab), as a highly effective therapy preventing vision loss in intraocular neovascular disorders. Dr. Ferrara has been the recipient of over 60 awards/honors, given more than 300 presentations, authored over 70 patents, and written more than 300 articles, reviews/editorials and published book chapters. He received his fellowship training and postdoctoral research from the University of California, San Francisco, his M.D. (cum laude) and residency training from the University of Catania Medical School, and his Maturita’ Classica from Liceo Classico Mario Cutelli. Dr. Ferrara’s scientific knowledge and experience qualify him to serve on our Board of Directors.

Robert J. Toth, Jr., MBA has served as our director since August 20, 2013 and serves as Chair of our Compensation Committee. Since 2005, Mr. Toth has primarily been managing his personal investment portfolio. From 2004-2005, Mr. Toth served as a consulting analyst to Narragansett Asset Management, a New York-based healthcare-focused hedge fund, where he advised the firm on biotechnology investments. From 2001-2003, he was the Senior Portfolio Manager for San Francisco-based EGM Capital’s Medical Technology hedge fund, where he was responsible for managing and maintaining a dedicated medical technology portfolio. Mr. Toth began his Wall Street career in 1996 as an Equity Research Associate for Vector Securities International, a healthcare-focused brokerage firm. From 1997-1999 he served as Senior Biotechnology Analyst. He joined Prudential Securities as Senior Vice President and Biotechnology Analyst where he served from 1999-2001following Prudential’s acquisition of Vector. His responsibilities included the analysis of commercial, clinical and scientific fundamentals of oncology and genomics-based biotechnology companies on behalf of institutional investors. Mr. Toth was named to the Wall Street Journal’s Allstar List for stock picking in 1999. Mr. Toth received an MBA from the University of Washington and Bachelor of Science degrees in Biological Sciences and Biochemistry from California Polytechnic State University, San Luis Obispo. Mr. Toth’s financial and biotechnology industry knowledge and experience quality him to serve on our Board of Directors.

The Board of Directors recommends a vote “FOR” all of the nominees for election as directors.

Related Party Transactions

During the fiscal year ended June 30, 2018, we did not have any reportable related party transactions.

CORPORATE GOVERNANCE

Board of Directors Operations and Meetings

Our Board currently consists of six members. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.

We have no formal policy regarding board diversity. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business and understanding of the competitive landscape.

Our Board met 27 times in fiscal 2018. Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such directors served on the Board), and (ii) the total number of meetings of all committees of our Board on which the director served (during the periods for which the director served on such committee or committees).

The Board oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the Board does not involve itself in the day-to-day operations of DelMar. Our executive officers and management oversee our day-to-day operations. Our directors fulfill their duties and responsibilities by attending meetings of the Board, which are usually held on at least a quarterly basis. Our directors also discuss business and other matters with other key executives and our principal external advisers (legal counsel, auditors, financial advisors and other consultants).

 Independent Directors

Our Board has determined that John Bell, Lynda Cranston, Napoleone Ferrara, Robert Hoffman and Robert Toth are qualified to serve as independent directors. The standards relied on by the Board in affirmatively determining whether a director is “independent,” in compliance with Nasdaq's rules, are comprised of those objective standards set forth in the rules promulgated by Nasdaq. The Board is responsible for ensuring that independent directors do not have a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Nasdaq’s rules, as well as SEC rules, impose additional independence requirements for all members of the Audit Committee. Specifically, in addition to the “independence” requirements discussed above, “independent” audit committee members must: (1) not accept, directly or indirectly, any consulting, advisory, or other compensatory fees from DelMar or any subsidiary of DelMar other than in the member’s capacity as a member of the Board and any Board committee; (2) not be an affiliated person of DelMar or any subsidiary of DelMar; and (3) not have participated in the preparation of the financial statements of DelMar or any current subsidiary of DelMar at any time during the past three years. In addition, Nasdaq’s rules require that all audit committee members be able to read and understand fundamental financial statements, including DelMar’s balance sheet, income statement, and cash flow statement. The Board believes that the current members of the Audit Committee meet these additional standards.

Furthermore, at least one member of the Audit Committee must be financially sophisticated, in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer, other senior officer with financial oversight responsibilities. Additionally, the SEC requires that DelMar disclose whether the Audit Committee has, and will continue to have, at least one member who is a “financial expert.” The Board has determined that John Bell meets the SEC’s definition of an audit committee financial expert.

Audit Committee

The Board has formed an Audit Committee, which currently consists of John K. Bell, Chair, Robert E. Hoffman, and Robert Toth, all of whom are independent (as that term is defined under the Nasdaq Marketplace Rules) and financially literate (as such qualification is interpreted by the Board in its business judgment). In addition, our Board has determined that Mr. Bell qualifies as an audit committee financial expert within the meaning of SEC regulations and The NASDAQ Marketplace Rules. The Audit Committee met six times in fiscal 2018.

The Audit Committee oversees and monitors our financial reporting process and internal control system, reviews and evaluates the audit performed by our registered independent public accountants and reports to our Board any substantive issues found during the audit. The Audit Committee will be directly responsible for the appointment, compensation and oversight of the work of our registered independent public accountants. The Audit Committee reviews and approves all transactions with affiliated parties. The Board has adopted a written charter for the Audit Committee.

A copy of the Audit Committee Charter is posted under the “Investors” tab on our website, which is located at www.delmarpharma.com.

Compensation Committee

The Board has formed a Compensation Committee which consists of Robert Toth, Chair, Napoleone Ferrara, and Robert E. Hoffman, all of whom are independent (as that term is defined under the Nasdaq Marketplace Rules). The Compensation Committee assists the Board in fulfilling its oversight responsibilities relating to (i) corporate governance practices and policies and (ii) compensation matters, including compensation of the directors and senior management of the Company and the administration of compensation plans of the Company. The Compensation Committee met six times in fiscal 2018.

The Board has adopted a written charter for the Compensation Committee. A copy of the Compensation Committee Charter is posted under the “Investors” tab on our website, which is located at www.delmarpharma.com.

The Compensation Committee has engaged Marsh & McLennan Agency LLC as its independent compensation consultant. In 2018, Marsh & McLennan Agency LLC reviewed both executive and director compensation and did not provide us any other services. Marsh & McLennan Agency LLC reported directly to the Compensation Committee and provided guidance on trends in executive and non-employee director compensation, the development of specific executive compensation programs, the composition of our compensation peer group and other matters as directed by the Compensation Committee. In 2017, Marsh & McLennan Agency LLC did not provide any services to us.

Nominating and Corporate Governance Committee

The Board has formed a Nominating and Corporate Governance Committee, which currently consists of Lynda Cranston, Chair, John Bell, and Napoleone Ferrara. The Nominating and Corporate Governance Committee assesses potential candidates to fill perceived needs on the Board for required, skills, expertise, independence and other factors. The Nominating and Corporate Governance Committee met six times in fiscal 2018.

The Board has adopted a written charter for the Nominating and Corporate Governance Committee. A copy of the Nominating and Corporate Governance Committee Charter is posted under the “Investors” tab on our website, which is located at www.delmarpharma.com.

Nomination of Directors

The Nominating and Corporate Governance Committee of the Board of Directors assesses potential candidates to fill perceived needs on the Board of Directors for required skills, expertise, independence and other factors. A director candidate recommended by our stockholders will be considered in the same manner as a nominee recommended by a Board member, management or other sources. Stockholders wishing to recommend a candidate for nomination should contact our Secretary in writing at the Secretary of DelMar at Suite 720-999 West Broadway Vancouver, British Columbia, Canada V5Z 1K5. Our Nominating and Corporate Governance Committee has discretion to decide which individuals to recommend for nomination as directors.

Board Leadership Structure and Role in Risk Oversight

The positions of Chairman of the Board and Chief Executive Officer are separated. Robert Hoffman serves as the Chairman of the Board and Saiid Zarrabian serves as our Chief Executive Officer. Separating these positions allows our Chief Executive Officer to focus on the day-to-day business, while allowing the Chairman to lead the Board in its fundamental role of providing advice to and independent oversight of management. The Board recognize the time, effort and energy that the Chief Executive Officer must devote to his position in the current business environment, as well as the commitment required to serve as our Chairman, particularly as the Board’s oversight responsibilities continue to grow. The Board also believes that this structure ensures a greater role for the independent directors in the oversight of DelMar and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.

Our Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding the Company’s assessment of risks. The Board focuses on the most significant risks facing the Company and the Company’s general risk management strategy, and also ensures that risks undertaken by the Company are consistent with the board’s risk strategy. While the Board oversees the Company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that our board leadership structure supports this approach.

Code of Ethics

We have adopted a Code of Ethics and Business Conduct that applies to all of our executive officers, financial and accounting officers, our directors, our financial managers and all of our employees. The Board is committed to a high standard of corporate governance practices and, through its oversight role, encourages and promotes a culture of ethical business conduct. A copy of our Code of Ethics and Business Conduct is posted under the “Investors” tab on our website, which is located at www.delmarpharma.com

Stockholder Communication with the Board of Directors and Attendance at Annual Meetings

The Board maintains a process for stockholders to communicate with the Board and its committees. Stockholders of DelMar and other interested persons may communicate with the Board or the chair of the Audit Committee, Compensation Committee, and the Nominating and Corporate Governance Committee by writing to the Secretary of DelMar at Suite 720-999 West Broadway Vancouver, British Columbia, Canada V5Z 1K5. All communications that relate to matters that are within the scope of the responsibilities of the Board will be presented to the Board no later than the next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the Board committees will be forwarded to the chair of the appropriate committee. Communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities will be forwarded to the appropriate officer. Solicitations, junk mail and obviously frivolous or inappropriate communications will not be forwarded, but will be made available to any director who wishes to review them.

Executive Officers

The following table sets forth certain information regarding our current executive officers:

Name of Individual	Age	Position(s) Held With DelMar

Saiid Zarrabian	66	Chief Executive Officer, President and Director

Dennis Brown, PhD	70	Chief Scientific Officer

Scott Praill, CPA	53	Chief Financial Officer

Saiid Zarrabian, see Mr. Zarrabian’s biography under “Proposal 1”.

Dennis Brown, PhD, has been our chief scientific officer since January 25, 2013. He also served as our director from February 11, 2013 to April 11, 2018. Dr. Brown is one of our founders and has served as Chief Scientific Officer and director of Del Mar (BC) since inception. Dr. Brown has more than thirty years of drug discovery and development experience. He has served as Chairman of Mountain View Pharmaceutical’s Board of Directors since 2000 and is the President of Valent. In 1999 he founded ChemGenex Therapeutics, which merged with a publicly traded Australian company in 2004 to become ChemGenex Pharmaceuticals (ASX: CXS/NASDAQ: CXSP), of which he served as President and a Director until 2009. He was previously a co-founder of Matrix Pharmaceutical, Inc., where he served as Vice President (VP) of Scientific Affairs from 1985-1995 and as VP, Discovery Research, from 1995-1999. He also previously served as an Assistant Professor of Radiology at Harvard University Medical School and as a Research Associate in Radiology at Stanford University Medical School. He received his B.A. in Biology and Chemistry (1971), M.S. in Cell Biology (1975) and Ph.D. in Radiation and Cancer Biology (1979), all from New York University. Dr. Brown is an inventor of many issued U.S. patents and applications, many with foreign counterparts.

Scott Praill, CPA, BSc. has been our chief financial officer since January 29, 2013 and previously served as a consultant to Del Mar (BC). From 2004 to 2012 Mr. Praill was an independent consultant providing accounting and administrative services to companies in the resource industry. Mr. Praill served as CFO of Strata Oil & Gas, Inc. from June 2007 to September 2008. From November 1999 to October 2003 Mr. Praill was Director of Finance at Inflazyme Pharmaceuticals Inc. Mr. Praill completed his articling at Price Waterhouse (now PricewaterhouseCoopers LLP) and obtained his Chartered Professional Accountant designation in 1996. Mr. Praill obtained his Certified Public Accountant (Illinois) designation in 2001. Mr. Praill received a Financial Management Diploma (Honors), from British Columbia Institute of Technology in 1993, and a Bachelor of Science from Simon Fraser University in 1989.

EXECUTIVE COMPENSATION

The Board has formed a Compensation Committee. The Compensation Committee is responsible for reviewing and approving management compensation, including salaries, bonuses, and equity compensation. We seek to provide competitive compensation arrangements that attract and retain key talent necessary to achieve our business objectives. At our 2018 annual meeting of stockholders, stockholders voted, on an advisory, non-binding basis, to approve the compensation paid to the company’s named executive officers, as disclosed in the proxy statement for the 2018 annual meeting. Our stockholders also voted, on an advisory, non-binding basis, that such votes on named executive officer compensation should be held every three years. The next advisory, non-binding vote to approve named executive officer compensation is expected to occur in connection with the 2021 annual meeting of stockholders.

SUMMARY COMPENSATION TABLE

The following table presents information regarding the total compensation awarded to, earned by, or paid to an executive serving as our Chief Executive Officer during the most recent fiscal year and the two most highly-compensated executive officers (other than the current or former Chief Executive Officer) who were serving as executive officers as of June 30, 2018 for services rendered in all capacities to us for the years ended June 30, 2018 and June 30, 2017. These individuals are our Named Executive Officers for 2018.

Name and Principal Position	Year	Salary (US$)		Bonus (US$)	Option Awards (US$)(4)	Total (US$)
Saiid Zarrabian,	2018	237,412	(1)	85,631	615,992	939,035
President and Chief Executive Officer	2017	-		-	-	-

Jeffrey Bacha,	2018	537,579	(2)	-	122,338	659,917
Former President and Chief Executive Officer	2017	305,000		56,250	249,257	610,507

Dennis Brown,	2018	200,000	(3)	-	-	200,000
Chief Scientific Officer	2017	175,000		40,000	249,257	464,257

Scott Praill,	2018	200,000	(4)	10,000	-	210,000
Chief Financial Officer	2017	240,000		40,000	99,596	379,596

(1)	On July 7, 2017 Mr. Zarrabian was elected to the Board of Directors. Upon his appointment Mr. Zarrabian was granted 36,000 stock options that are exercisable at $2.11 until July 7, 2027 for total compensation expense of $40,752. He was also issued 200,000 PSU’s for total compensation expense of $98,428. For serving as an independent director from July 7, 2017 until November 3, 2017 he was paid $8,750.
(2)	On February 9, 2017, we entered into an employment agreement with Jeffrey Bacha, our former president and chief executive officer. We paid Mr. Bacha an annual base salary of $250,000 and Mr. Bacha will also be eligible to participate in any bonus plan and long-term incentive plan established by us for senior executives. On December 22, 2017, we entered into a settlement agreement with Mr. Bacha pursuant to which, effective January 1, 2018, he would no longer serve as our officer. In addition, Mr. Bacha did not stand for re-election to the Board of Directors at our 2018 annual meeting of stockholders held on April 11, 2018. Pursuant to the terms of the settlement agreement and consistent with the terms of the employment agreement between Mr. Bacha and us dated February 9, 2017, as amended, Mr. Bacha was entitled to (i) accrued and unpaid base salary through January 1, 2018, (ii) payment for his accrued and unused vacation through January 1, 2018, (iii) severance in an amount equal to 13 months of Mr. Bacha’s base salary, or $270,833, (iv) payment in an amount equal to 12 months’ of coverage under our benefits plans, or $9,600 and (v) reimbursement for any properly incurred business expenses submitted with appropriate documentation in accordance with our expense reimbursement policies through December 31, 2017. In addition, all of Mr. Bacha’s unvested stock options were deemed vested as of January 1, 2018 and will remain exercisable for three years and any unexercised options will expire on December 31, 2020. In addition, effective January 1, 2018, Mr. Bacha will provide consulting services to us through April 30, 2018 for a consulting fee of $20,833 per month and subsequent to April 30, 2018 on an hourly basis. The separation agreement and the employment agreement contain customary post-termination restrictive covenants in favor of us including confidentiality, non-competition and non-solicitation covenants. As a result of modifying Mr. Bacha’s stock options, a total of $122,338 has been recognized.

(3)	On January 1, 2015 we entered into a consulting agreement with Dr. Dennis Brown, our chief scientific officer. Subsequent to this agreement, it has been amended and is now renewed on an annual basis. Under the most recent renewal, Dr. Brown will continue to serve as our chief scientific officer until December 31, 2018, which period may be extended in accordance with the terms of the agreement. We will pay Dr. Brown an annual consulting fee of $200,000 during calendar year 2018. We may also pay to Dr. Brown a bonus and incentive compensation as determined at the discretion of the Board of Directors. The consulting agreement with Dr. Brown does not specify the amount of time Dr. Brown is required to devote to us, but does require that Dr. Brown provide us with the full benefit of his knowledge, expertise and ingenuity, and prohibits Dr. Brown from engaging in any business, enterprise or activity contrary to or that would detract from our business.
(4)	On February 9, 2017, we entered into an employment agreement with Scott Praill, our chief financial officer. Pursuant to the employment agreement, Mr. Praill will continue to serve as our chief financial officer for an indefinite period until termination of the employment agreement in accordance with its terms. We will pay Mr. Praill an annual base salary of $200,000 (which may be adjusted on an annual basis in the discretion of the Board of Directors) and Mr. Praill will also be eligible to participate in any bonus plan and long-term incentive plan established by us for senior executives. The employment agreement may be terminated by us with or without cause (as defined therein). In the event we terminate the employment agreement without cause, we will be required to pay Mr. Praill, any accrued and unpaid base salary, plus an amount equal to 12 months of Mr. Praill’s base salary plus one additional month’s base salary for each completed year of service, up to 18 months’ base salary.

On November 3, 2017 Mr. Zarrabian was appointed interim chief executive officer and on January 1, 2018 he was also appointed interim president. On November 3, 2017 we entered an agreement with Mr. Zarrabian pursuant to which he will receive an annualized fee of $280,000 and be eligible to receive a bonus targeted up to 30% of the $280,000 annual fee which may be adjusted by the Board based on his individual performance and our performance as a whole, with such performance targets to be established by the Board. Upon execution of the agreement, we paid Mr. Zarrabian an advance of $45,000 of the annual fee. With the $45,000 advance, Mr. Zarrabian purchased shares of our common stock on the market. For the period from November 3, 2017 to May20, 2018 we paid Mr. Zarrabian a total of $243,510 under the consulting agreement which includes the $45,000 advance, $130,134 in consulting fees, and $68,376 in bonus. Upon his appointment as interim chief executive officer he was granted 120,000 stock options that are exercisable at $0.87 until November 3, 2027 for total compensation expense of $53,567.

On May 21, 2018, we entered into an employment agreement with Mr. Zarrabian pursuant to which Mr. Zarrabian was appointed as our permanent president and chief executive officer. Under the Agreement, Mr. Zarrabian will receive an annual base salary of $470,000 and will be eligible to receive a fiscal year target bonus of up to 50% of base salary (which may be adjusted by the Board to up to 60% of base salary based on overachievement of bonus targets or other performance criteria). Any bonus earned for a fiscal year will be payable in cash, but the Board may pay up to 50% of the bonus, as well as any bonus in excess of 50% of base salary, in the form of stock options granted under our 2017 Omnibus Equity Incentive Plan (or any successor plan). The bonus for our fiscal year ending June 30, 2019 will be based on the period from the effective date of the agreement (May 21, 2018) through June 30, 2019. The employment agreement may be terminated by us with or without cause (as defined therein). In the event we terminate the employment agreement without cause, we will be required to pay Mr. Zarrabian continued payment of his base salary for 12 months, a prorated bonus for the year of termination based on performance through the date of termination, an additional six months of vesting credit for any outstanding options, and continued health coverage during the severance period. In the event that an involuntary termination occurs during a period beginning sixty days before a definitive corporate transaction agreement is entered into that would result in a change in control, or within twelve months following a change in control, the severance period will increase to eighteen months’ severance, Mr. Zarrabian will receive 100% of his target bonus, and his options will be fully vested. During the period from May 21, 2018 to June 30, 2018 Mr. Zarrabian was paid $53,528 under the employment agreement. We have also recorded a pro-rated bonus of $17,255. Upon his appointment as full time president and chief executive officer Mr. Zarrabian was granted 836,465 stock options that are exercisable at $0.98 until May 21, 2028 for total compensation expense of $423,245.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth outstanding equity awards to our Named Executive Officers as of June 30, 2018.

	Option awards							Stock awards
Name	Number of securities underlying unexercised options (#) Exercisable		Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price (US$)		Option expiration date	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Saiid Zarrabian	12,000	(1)	24,000	—	2.11		July 7, 2027	200,000	(5)	—
	70,000	(2)	50,000	—	0.87		Nov 3, 2027
	—	(3)	836,465	—	0.98		May 21, 2028

Jeffrey Bacha	37,500		—	—	2.00	(6)	Dec 31, 2020	—		—
	87,500		—	—	4.20		Dec 31, 2020
	93,600		—	—	4.95		Dec 31, 2020

Dennis Brown, PhD	37,500		—	—	2.00	(6)	Feb 1, 2022	—		—
	87,500		—	—	4.20		Aug 15, 2023
	41,600	(4)	52,000	—	4.95		Feb 17, 2027

Scott Praill	12,500		—	—	2.00	(6)	Feb 1, 2022	—		—
	87,500		—	—	4.20		Aug 15, 2023
	16,624	(4)	20,776	—	4.95		Feb 17, 2027

(1)	Stock options vest as to 12,000 on June 30, 2018, and 3,000 options vest each three months thereafter starting September 30, 2018.
(2)	Stock options vest pro rata monthly until full vesting on November 3, 2018.
(3)	Stock options vest as to 1/6th on November 21, 2018 with the remaining shares vesting in equal monthly installments over a period of 30 months commencing on December 21, 2018.
(4)	Stock options vest pro rata monthly until fully vesting on February 17, 2020.
(5)	Each Performance Stock Unit (“PSU”) represents the right to receive one share of common stock upon vesting of the unit based on our fully diluted market capitalization. See additional information in Securities Authorized for Issuance Under Equity Compensation Plans located elsewhere in this prospectus.
(6)	Original exercise price was CDN $2.00. Price was amended to USD $2.00 on June 30, 2016. All other terms of the option grants remain unchanged.

DIRECTOR COMPENSATION

Director compensation is intended to provide an appropriate level of remuneration considering the responsibilities, time requirements and accountability of the directors.

The following table sets forth director compensation for the fiscal year ended June 30, 2018 (excluding compensation to the Company’s executive officers set forth in the summary compensation table above) paid by the Company.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Robert E. Hoffman(4)	10,833	120,106	20,142	—	—	—	151,081
John K. Bell(2)	40,000	98,428	40,752	—	—	—	179,180
Lynda Cranston(2)	40,000	98,428	40,752	—	—	—	179,180
Napoleone Ferrara, MD(5)	863	60,947	19,643	—	—	—	81,453
Erich Mohr, MD(6)(2)	55,000	98,428	40,752	—	—	—	84,833
Robert J, Toth, Jr.(2)	37,500	98,428	40,752	—	—	—	179,180

(1)	Effective July 1, 2017, directors are paid a $35,000 annual retainer, an additional $5,000 annual retainer for chairing a committee, and the chairman of the Board will be paid an additional annual retainer of $25,000.
(2)	On July 7, 2017, independent directors were granted 36,000 stock options at an exercise price of $2.11. The options have a ten-year term and vest as to one-third on June 30, 2018 and 3,000 on a quarterly basis commencing September 30, 2018.
(3)	A total of 1,400,000 PSUs have been issued under the 2017 Plan to our independent directors. Dr. Mohr forfeited 200,000 upon his resignation leaving a net outstanding as of June 30, 2018 of 1,200,000. The awards represent the right to receive an aggregate of 1,200,000 shares of our common stock upon vesting of the PSUs. Vesting is based on targets approved by our Board of Directors related to our fully diluted market capitalization. The PSUs vest at various fully diluted market capitalizations but will vest in full upon us achieving a fully diluted market capitalization of at least $500 million for five consecutive business days. The PSUs expire on July 7, 2022. As of April 30, 2019 the PSUs were cancelled.
(4)	Mr. Hoffman was appointed to the Board of Directors on April 11, 2018 and was appointed Chairman on June 2, 2018. He has been granted 36,000 stock options at an exercise price of $1.06. The options have a ten-year term and vest as to one-third on March 31, 2019 and 3,000 on a quarterly basis commencing June 30, 2019.
(5)	Dr. Ferrara was appointed to the Board of Directors on June 22, 2018. He has been granted 54,514 stock options at an exercise price of $0.70. The options have a ten-year term and vest as to one-third on May 31, 2019 and 4,542 on a quarterly basis commencing August 31, 2019.
(6)	Dr. Mohr resigned as Chairman of the Board and as a director on June 2, 2018. Upon his resignation, a total of 15,000 options had their vesting accelerated such that they became fully vested on June 2, 2018 and a total of 45,000 options were modified such that their remaining exercise period was increased from 90 days to one year.

REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of Directors of DelMar Pharmaceuticals, Inc. submit this report in connection with the committee’s review of the financial reports for the fiscal year ended June 30, 2018 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended June 30, 2018.

2.	The Audit Committee has discussed with representatives of Ernst & Young LLP, the independent public accounting firm, the matters which are required to be discussed with them under the provisions of Auditing Standard No. 61, as amended (Communications with Audit Committees).

3.	The Audit Committee has discussed with Ernst & Young LLP, the independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board.

In addition, the Audit Committee considered whether the provision of non-audit services by Ernst & Young LLP, is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2018 for filing with the Securities and Exchange Commission.

Audit Committee of DelMar Pharmaceuticals, Inc.

John K. Bell Chairman

Robert Hoffman

Robert Toth

*	The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

_____________________

PROPOSAL 2

ADOPTION OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

_____________________

Our Board believes that it is in the best interests of the Company and our stockholders to amend our Articles of Incorporation to increase the number of authorized shares of common stock. Upon consultation with our management, our Board unanimously approved, and unanimously recommends for stockholder approval, the proposal to adopt a Certificate of Amendment to our Articles of Incorporation, or the Certificate of Amendment, to increase the number of authorized common stock from 70,000,000 shares to 95,000,000 shares, each share of common stock having a par value of $0.001, the text of which is attached to this Proxy Statement as Appendix A.

As of the Record Date, there were (i) 26,112,565 shares of common stock outstanding, (ii) approximately 2,193,417 shares of common stock reserved for future issuance upon conversion of outstanding Series B Preferred Stock and Exchangeco Shares, (iii) 8,625,021 shares of common stock reserved for future issuance upon exercise of warrants, (iv) 2,926,829 shares of common stock reserved for future issuance upon exercise of options currently outstanding under the Del Mar Pharmaceuticals (BC) Ltd. 2013 Amended and Restated Stock Option Plan, and (v) 142,169 shares of common stock reserved for grants under the 2017 Omnibus Incentive Plan. The additional shares of common stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding shares of common stock. Adoption of the amendment would not affect the rights of the holders of currently outstanding common stock, except, to the extent the additional authorized shares are issued, for effects incidental to increasing the number of shares of common stock outstanding, such as dilution of earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon the filing of a certificate of amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada, and number of authorized shares of our common stock will be increased to 95,000,000.

The description of the Certificate of Amendment should be read in conjunction with and is qualified in its entirety by reference to the text of the proposed Certificate of Amendment attached to this Proxy Statement as Appendix A.

Reasons for Adopting this Amendment

The increase in the authorized shares of common stock to 95,000,000 shares is expected to create capital liquidity to permit and enhance opportunities for future growth. The Board believes that with the current level of authorized capital stock, we are constrained in our ability to pursue strategic growth opportunities and to enhance stockholder value. The Board believes that the availability of the additional shares for such purposes, without delay or the necessity for a special stockholders’ meeting, would be beneficial to us. The Board considers the proposed increase in the number of authorized shares of common stock desirable and in our best interests because it would give us the necessary flexibility to issue common stock in connection with stock dividends and splits, mergers or acquisitions, equity financings, in its recruitment of new employees and to motivate, retain and encourage current employees and directors to act in the interests of the stockholders and share in the Company’s success and for other general corporate purposes. We currently have no oral or written plans, arrangements or understandings for the issuance of the additional shares of common stock to be authorized pursuant to this proposal.

The amendment to our Articles of Incorporation will ensure that we will continue to have an adequate number of authorized and unissued shares of common stock available for future use. As is the case with the shares of common stock which are currently authorized but unissued, if this amendment to the our Articles of Incorporation is adopted by the stockholders, the Board will only have authority to issue the additional shares of common stock from time to time without further action on the part of stockholders to the extent not prohibited by applicable law or by the rules of any stock exchange or market on which our securities may then be listed or authorized for quotation.

Potential Anti-Takeover Effect

The additional number of authorized shares could have the effect of making it more difficult for a third-party to take us over in a transaction not approved by the Board. The Board could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of independent stockholders. For example, it could implement a rights plan or similar arrangement pursuant to which shares of common stock would be issued to the other stockholders on highly-dilutive terms if the party seeking to take us over has purchased a substantial amount of common stock. At present, we do not have any such rights plan or other anti-takeover arrangement in place, nor do we have plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. Stockholders do not have any preemptive or other rights to subscribe for any shares of common stock which may in the future be issued by us.

Approval Required

The approval of the amendment to increase the number of shares of authorized common stock requires the affirmative vote of a majority of the eligible shares held by the stockholders entitled to vote in person or by proxy is required to approve this proposal. As a result, abstentions, “broker non-votes”, if any, and any other failure to submit a proxy or vote in person at the meeting will have the same effect as a vote AGAINST Proposal 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO ADOPT AN AMENDMENT TO OUR ARTICLES OF INCORPORATION, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

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PROPOSAL 3

RATIFICATION OF ACCOUNTANTS

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Independent Registered Public Accounting Firm

The Audit Committee of the Board has appointed Ernst & Young, LLP, or E&Y, as our independent registered accounting firm for the fiscal year ending June 30, 2019. We are not required to seek stockholder approval for the appointment of our independent registered public accounting firm, however, the Audit Committee and the full Board believe it is sound corporate practice to seek such approval. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will re-consider the appointment. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of us and our stockholders.

Attendance at Annual Meeting

Representatives of E&Y will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

Fees Billed to the Company in fiscal years 2018 and 2017

The following table summarizes the fees for professional services rendered by E&Y, our independent registered public accounting firm, who were appointed as our auditors on October 7, 2016.

	Fiscal Year Ended June 30,
	2018	2017
Audit Fees(1)	$137,800	$112,000
Audit-Related Fees(2)	$22,000	$20,125
Tax Fees	$-	$-
All Other Fees	$-	$-
Total	$159,800	$132,125

(1)	Audit fees represent fees for professional services performed by E&Y for the audit of our annual financial statements and the review of our quarterly financial statements, as well as services that are normally provided in connection with statutory and regulatory filings or engagements.
(2)	Audit-related fees represent fees for assurance and related services performed by E&Y that are reasonably related to the performance of the audit or review of our financial statements.

Audit Committee Pre-Approval Policy

The Audit Committee, or a designated member of the Audit Committee, shall preapprove all auditing services and permitted non-audit services (including the fees and terms) to be performed for DelMar by our registered independent public accountants, subject to the de minimis exceptions for non-audit services that are approved by the Audit Committee prior to completion of the audit, provided that: (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by DelMar to its registered independent public accountant during the fiscal year in which the services are provided; (2) such services were not recognized by DelMar at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Audit Committee. Of the services set forth in the table above, all were preapproved by the Audit Committee.

Approval Required

Stockholder approval of this Proposal 3 will require the affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting. As a result, abstentions and broker non-votes (see above), if any, will not affect the outcome of the vote of this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S independent registered accounting firm FOR THE YEAR ENDING JUNE 30, 2019.

ADDITIONAL INFORMATION

Householding of Special Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: DelMar Pharmaceuticals, Inc., Suite 720-999 West Broadway, Vancouver, British Columbia, Canada V5Z 1K5, Attn.: Secretary, or at (604) 629-5989. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of the Company’s proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

Information About Stockholder Proposals

In order to include information with respect to a stockholder proposal in our proxy statement and related form of proxy for a stockholders’ meeting, stockholders must provide notice as required by the regulations promulgated under the Exchange Act. Proposals that stockholders wish to include in our proxy statement and form of proxy for presentation at our 2020 annual meeting of stockholders must be received by us by January 15, 2020 at: DelMar Pharmaceuticals, Inc., Suite 720-999 West Broadway, Vancouver, British Columbia, Canada V5Z 1K5, Attn.: Secretary. The SEC rules contain standards as to whether stockholder proposals are required to be included in our proxy statement.

By Order of the Board of Directors,

By:	/s/ Scott Praill
Scott Praill
Secretary

Vancouver, British Columbia, Canada

May 14, 2019

To assure that your shares are represented at the Annual Meeting, please either a) vote over the Internet following the instructions provided in this Proxy Statement or b) complete, sign, date and promptly return the proxy card to DelMar.

If you have any questions or require any assistance in voting your shares, please call:

Alliance Advisors LLC

200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003

855-600-2576

Appendix A

Charter Amendment

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

DelMar Pharmaceuticals, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE 2 (AUTHORIZED STOCK - NUMBER OF SHARES CORPORATION IS AUTHORIZED TO ISSUE) IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

NUMBER OF SHARES WITH PAR VALUE:

95,000,000 COMMON - $0.001 PAR VALUE

5,000,000 PREFERRED - $0.001 PAR VALUE

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:_______________

4. Effective date and time of filing: (optional)	Date:	Time:

 (must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After Revised: 1-5-15

A-1

PROXY

DELMAR PHARMACEUTICALS, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 26, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned hereby constitutes and appoints Saiid Zarrabian and Scott Praill, and each of them, as proxies with full power of substitution, to represent and vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") of DelMar Pharmaceuticals, Inc. (the "Company") in such manner as they, or any of them, may determine on any matters which may properly come before the Annual Meeting or any adjournments thereof and to vote on the matters set forth on the reverse side as directed by the undersigned. The Annual Meeting will be held at Blake, Cassels & Graydon, LLP, 595 Burrard Street, Suite 2600 in Vancouver, British Columbia, Canada on June 26, 2019, at 9:00 a.m., and at any and all adjournments thereof. The undersigned hereby revokes any proxies previously given.

This Proxy is solicited by the Board of Directors of DelMar Pharmaceuticals, Inc. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted "FOR" the election of the six nominees for director, "FOR" the adoption of an amendment to the Company's Articles of Incorporation, and "FOR" the ratification of the appointment of our independent registered public accounting firm.

(Continued, and to be marked, dated and signed, on the other side)

▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲

The Proxy Statement and our 2018 Annual Report to Stockholders are available at: www.viewproxy.com/delmarpharma/2019

Please mark your votes like this ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED NOMINEES, AND "FOR" PROPOSALS 2 AND 3.

1. Election of Director Nominees:

01 Saiid Zarrabian	02 Robert Hoffman	03 John Bell
04 Lynda Cranston	05 Napoleone Ferrara	06 Robert Toth

☐ FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT

__Instructions:__ To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

WILL ATTEND THE MEETING ☐

Date ____, 2019

____
Signature

____
Signature

Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title.

CONTROL NUMBER

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▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲

As a stockholder of DelMar Pharmaceuticals, Inc. you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Standard Time, on June 25, 2019.

CONTROL NUMBER

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PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

__INTERNET__

Vote Your Proxy on the Internet:

Go to __www.AALvote.com/DMPI__

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

__TELEPHONE__

Vote Your Proxy by Phone:

Call 1 (866) 804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

__MAIL__

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY